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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): June 6, 2001 (June 1, 2001)

                            American Healthways, Inc.
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               (Exact Name of Registrant as Specified in Charter)


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
              Delaware                                000-19364                            62-1117144
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(State or Other Jurisdiction of               (Commission File Number)         (I.R.S. Employer Identification No.)
Incorporation)
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   3841 Green Hills Village Drive
        Nashville, Tennessee                                      37215
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(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (615) 665-1122
                                                           -------------------


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          (Former name or former address, if changed since last report)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

         On June 1, 2001, American Healthways, Inc. (the "Company") announced the completion of the acquisition of CareSteps.com, Inc. ("CareSteps") through the merger of a wholly-owned subsidiary of the Company with and into CareSteps, in accordance with the terms of an Agreement and Plan of Merger dated April 30, 2001. The aggregate consideration paid by the Company was 627,106 shares of its common stock. The consideration was determined through arm's-length negotiations between the Company and CareSteps.

         In connection with and as a condition to the merger, Jeffrey J. Rice, M.D., Mark Ridinger, M.D. and Eric Geadelmann entered into Employment Agreements with the Company which contain covenants not to compete with the Company for a period of one year following termination of employment. Drs. Rice and Ridinger and Mr. Geadelmann received an additional 4,762, 4,762 and 2,381 shares, respectively, of the Company's common stock as consideration for their non-compete agreements. Dr. Rice will serve as Executive Vice President of the Company.


ITEM 5.  OTHER EVENTS.

         On June 6, 2001, the Company announced the acquisition of Empower Health, Inc. ("Empower") on June 5, 2001, through the merger of Empower with and into the Company. A copy of the press release related to the acquisition is attached hereto as Exhibit 99.2.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

(a) & (b)         Financial Statements of Business Acquired and Pro Forma
                  Financial Information.

                  The Registrant believes that (i) it is impracticable prior to the filing of this Current Report on Form 8-K to complete preparation of the financial statements required to be filed pursuant to Rule 3-05 of Regulation S-X and the pro forma financial information required to be filed pursuant to Article 11 of Regulation S-X, and (ii) such information will be available, and will be filed by the Registrant with the Securities and Exchange Commission as promptly as practicable, within 60 days after this Current Report on Form 8-K is required to be filed.

(c)               Exhibits.

                  See Exhibit Index following signature page.



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ITEM 9.  REGULATION FD DISCLOSURE.

         A press release issued by American Healthways, Inc. on June 1, 2001 is attached hereto as Exhibit 99.1.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                          American Healthways, Inc.


                                          By:  /s/ HENRY D. HERR
                                              ---------------------------------
                                          Name: Henry D. Herr
                                          Title: Executive Vice President and
                                                   Chief Financial Officer

Date:    June 6, 2001



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                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
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2              Agreement and Plan of Merger, dated April 30, 2001 by and among
               American Healthways, Inc., CareSteps.com, Inc. and C-Steps Acquisition Company (Schedules and other exhibits are omitted from this filing, but Registrant will furnish supplemental copies of the omitted materials to the Securities and Exchange Commission upon request.)

99.1           Press Release dated June 1, 2001

99.2           Press Release dated June 6, 2001



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